COLUMBIA MID CAP GROWTH FUND
                                  (the "Fund")



                Supplement to Prospectuses Dated January 1, 2005

The section entitled "Managing the Fund - Portfolio Manager" is replaced in entirety with the following:

PORTFOLIO MANAGER

Mr. Kenneth A. Korngiebel, CFA, a Senior Vice President of Columbia Management manages the Fund and is responsible for implementing and maintaining the investment themes and strategies of the Fund. Mr. Korngiebel joined Columbia in 1996 and has managed the Fund since June 2004.




                                                                   May 20, 2005